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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT AUDITORS



We consent to the inclusion in this registration statement on Form S-1 (File No. 333-22187) of our reports dated June 6, 1997, on our audit of the financial statements and schedule of INSCI Corp. We also consent to the reference to our firm under the caption "Experts".





                                       Pannell Kerr Forster PC



New York, NY
September 9, 1997